DEFINITIVE AGREEMENT OF UNDERSTANDING

THIS **DEFINITIVE AGREEMENT** OF UNDERSTANDING ("**DOU**") made and effective as of **August 5, 2020** between:

Biotricity Inc. ("**Bio**") a Company registered in the USA, having its Head Office at.275 Shoreline Dr. Suite 150, Redwood City, CA here and after referred to in this Definitive Agreement as "Bio" represented in this Definitive Agreement by its CEO Mr. Waqaas Al-Siddiq.

And

MD Matrix Inc. ("**MDM**") a Company registered in Canada, having its Head Office at. 6826 Second Line West here and after referred to in this Definitive Agreement as "MDM" represented in this Definitive Agreement by its CMO Dr. Nayyar Razvi.

Background:

(a) Bio and MDM (hereby known as the "parties") are business entities conducting business in Canada, the US.

(b) The parties wish to enter into a licensing agreement where Bio licenses MDM's technology and has the right to acquire the technology;

(c) This Agreement is binding to MDM and Biotricity.

(d) MDM has unique telemedicine technology that it has developed, and both Bio and MDM are amenable to developing a licensing agreement with acquisition rights for Bio;

(e) The parties wish to complete a licensing agreement where Bio is licensing its technology with a right to acquire MDM's core technology as a result of the framework described within this DOU and under the following guidelines:

    (i) Licensing Structure:

        A. MDM will license its technology to Bio in the form of a percent of revenues equal to 20% of revenues ("Licensing Fee") generated from MDM sales.

        B. MDM will continue to develop and support the technology for the use cases required by Bio to utilize the technology under the licensing agreement

            a) MDM will be responsible for the costs associated with this.

            b) A lack of support or development from MDM will be considered a contractual breach and Bio will not need to pay licensing fees until the breach is cured.

C. MDM will OEM the technology to Bio

D. Bio will have exclusivity on Licensing of MDM technology in the US and any countries Bio becomes active in commercially, unless otherwise mutually agreed to.

(ii) Exclusive Right to Purchase Technology:

A. Bio will have an exclusive right to acquire MDM technology and MDM will be bound to sell its technology to Bio under the following conditions

a) Within 6 months of this agreement, Bio will have a right to acquire MDM technology for a sum of $1M USD, paid through a payment schedule or through revenues generated from the telemedicine solution.

b) After 6 months and up to 18 months, Bio will have a right to acquire MDM technology for a sum of $1.5M USD, paid through a payment schedule or through revenues generated from the telemedicine solution, provided however:

i) The MDM technology software is deployable and scalable to all of Bio's customers and patients

ii) Can scale and support thousands of users

c) After 18 months Bio will have the right of first refusal on any acquisition

d) After 18 months, the purchase price of the technology will be subject to market value, provided however that Bio will not pay a premium for value created through its development input and commercialization efforts.

i) Example, if Bio creates design inputs or feature updates that bring value to the solution, these items will be excluded from the price of the technology

ii) Example, if Bio creates value for MDM technology through its commercialization efforts by generating revenue, this value will be excluded from the price of the technology.

iii) Value created by MDM through development, commercialization, customer acquisition or other value adds will be included for valuation purposes.

e) Bio will pay MDM the acquisition fee through a combination of a payment schedule and revenues generated from MDM technology.

f) Any outstanding amounts owed under the acquisition will have the option of being converted into Bio equity during any Bio financing, upon mutual agreement.

g) Bio will determine if the acquisition will only include the technology, assets, and brand or if it will include the corporation and affiliates.

B. The Agreement will be focused on the licensing of MDM technology, exclusivity in the US and any countries Biotricity is active in, and the acquisition of MDM all of its subsidiaries, intellectual property, assets, and technology by Bio under the guidelines contained herein.

a) It is understood that Licensing fees may differ from country to country and will be mutually agreed upon for any changes.

C. For countries Bio is not active in, Bio will have up to one year to evaluate any other countries. Notwithstanding, Bio will have the right of first refusal on any commercialization agreement for other countries.

a) It is understood that Licensing fees may differ from country to country and will be mutually agreed upon for any changes.

D. The parties will have 3 months to complete the final agreements

E. This Agreement is binding on both parties

(iii) Any changes to the above conditions will require approval from both parties.

(iv) Upon execution of purchase, Bio agrees to provide support and free licensing for any not for profit ventures commenced by Dr. Nayyar Razvi.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by both Bio and MDM (collectively the "**parties**"), the parties agree as follows:

1. Further Additions to the Partnership

(f) MDM and Bio recognize this is a binding DOU

(g) Bio and MDM, will work together on developing the licensing and acquisition agreements.

2. <u>Agreements</u>

The Licensing Agreement as identified in this DOU will contain details of the various contractual and commercial provisions that would comprise the Agreement. The parties will

make available, on a fully-dedicated basis, the necessary senior resources to allow the parties to work collaboratively to finalise detailed Agreements on a timely basis for the Agreements to be finalized;

3. **Conduct of Business**. Pending execution of a definitive agreement, MDM shall continue to conduct its business in accordance with the ordinary course of business and shall continue to use its best efforts to maintain its business and assets. Except as set forth herein, MDM will not authorize or consummate any license of its technology or any consolidation, merger, sale of its assets other than in the ordinary course of business,

4. **No-Shop Agreement.** In consideration for Bio's execution of this Definitive Agreement of Understanding and the time and expense to be incurred mutually by all parties conducting its due diligence investigation, MDM agrees that MDM, its employees and agents will not solicit, negotiate with or provide any information to any other person, and MDM, will not enter into any agreements with any firm or entity regarding the licencing of MDM's technology or any acquisition of the assets or capital stock of MDM, or any merger or other business combination involving the MDM or its assets or capital stock, through the earlier of (i) the date MDM and Bio executed a definitive agreement pertaining to the subject of the Definitive Agreement of Understanding or (ii) ninety (90) days from the date hereof subject to a mutually agreeable extension. The parties agree that any breach or threatened breach of the provisions of this Section may be enjoined by a court of competent jurisdiction and damages may be in order.

5. Term

The Terms of this Definitive Agreement of Understanding and the offer contained herein shall expire Ninety (90) days from the date of its signature by the authorized signatories.

6 General

(a) This DOU will be governed by the laws in force in the State of Nevada. The parties agree that the state and federal courts located in New York, New York shall have personal and subject matter jurisdiction as to any such injunctive relief.

(b) The parties may, on written notice, by mutual agreement, extend any of the timelines provided for in this DOU.

(c) Any notices or other communications required or permitted to be given in connection with this DOU (including the final Agreement and the Notice), must be given in writing and will be given by personal delivery (including courier) or by facsimile, in each case addressed as follows:

To Biotricity:

Waqaas Al-Siddiq
275 Shoreline Drive Suite 150
Redwood City, CA 94065
Phone:4085158472
Email: walsiddiq@biotricity.com

To MDM

Dr. Nayyar Razvi
6826 Second Line West
Mississauga ON
L5W1M9
Phone: 9053309828
Email: nayyar@md-matrix.com

or such other address, individual or facsimile number as may be designated by either party in the same manner. Any such communication will be conclusively deemed to have been given on the day of actual delivery thereof or, if given by email, on the day of transmittal thereof if given during normal business hours of the recipient and on the next business day if not given during such hours.

IN WITNESS WHEREOF, the parties have executed this DOU.

This Definitive Agreement of Understanding is signed on this day X of the Month of X in two copies, each party will maintain one for proper compliance.

The signatories confirm hereto of their full authority vested in them by the Company's Articles to commit the company.

Biotricity Inc.	**MD Matrix Inc.**
By: ______________________	By: ______________________
Waqaas Al-Siddiq	Nayyar Razvi